                                                                 EXHIBIT h(3)(e)

                                 AMENDMENT NO. 4
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT

         The Master Administrative Services Agreement (the "Agreement"), dated September 11, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Investment Funds, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                              AIM INVESTMENT FUNDS


PORTFOLIOS                                                              EFFECTIVE DATE OF AGREEMENT
----------                                                              ---------------------------
AIM Developing Markets Fund                                                  September 1, 2001
AIM Global Biotech Fund                                                      December 31, 2001
AIM Global Energy Fund                                                       September 1, 2001
AIM Global Financial Services Fund                                           September 11, 2000
AIM Global Health Care Fund                                                  September 1, 2001
AIM Global Science and Technology Fund                                       September 1, 2001
AIM Strategic Income Fund                                                    September 1, 2001"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: September 23, 2002

                                            A I M ADVISORS, INC.


Attest: /s/ P. MICHELLE GRACE               By: /s/ ROBERT H. GRAHAM
       ---------------------------             ---------------------------------
           Assistant Secretary                 Robert H. Graham
                                               President

(SEAL)


                                            AIM INVESTMENT FUNDS


Attest: /s/ P. MICHELLE GRACE               By: /s/ ROBERT H. GRAHAM
       ---------------------------             ---------------------------------
              Assistant Secretary              Robert H. Graham
                                               President

(SEAL)